UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 7, 2021

STRATA SKIN SCIENCES, INC.
(Exact Name of Registrant Specified in Charter)

Delaware	000-51481	13-3986004
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

5 Walnut Grove Drive, Suite 140, Horsham, Pennsylvania	19044
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:   215-619-3200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SSKN	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

On July 7, 2021, STRATA Skin Sciences, Inc. (the "Company") held its annual meeting of stockholders (the “Annual Meeting”).  The matters voted upon were:

(1)
the election of six director nominees to the Company’s board of directors to serve until the next annual meeting of the Company’s stockholders or until their successors are elected and qualify, subject to their prior death, resignation or removal;

(2)
to approve an amendment to the Strata Skin Sciences, Inc. 2016 Amended and Restated Omnibus Incentive Plan (the “Amendment”) to increase the number of shares of common stock reserved for issuance by 2,700,000 shares;

(3)	to ratify the selection by the Audit Committee of the Board of Directors of Marcum, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021; and

(4)	to approve such other business as may properly come before the meeting or any adjournment thereof.

The results of the voting were as follows:

(1) each of the director nominees to the Company's board of directors was elected:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Dr. Uri Geiger	20,665,779	143,359	6,613,897
William Humphries	20,732,506	76,632	6,613,897
Robert Moccia	20,732,841	76,297	6,613,897
Samuel Rubinstein	19,417,836	1,391,302	6,613,897
Nachum Shamir	19,011,487	1,797,651	6,613,897
LuAnn Via	20,339,221	469,917	6,613,897

(2) to approve the Amendment:

Votes For	Votes Against	Abstain	Broker Non-Votes
20,642,617	142,700	23,821	6,613,897

(3) to ratify the selection by the Audit Committee of the Board of Directors of Marcum, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021, was approved:

Votes For	Votes Against	Abstain	Broker Non-Votes
27,333,377	61,515	28,143	0

(4) to approve such other business as may properly come before the meeting:

Votes For	Votes Against	Abstain	Broker Non-Votes
20,608,810	182,349	17,979	6,613,897

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATA SKIN SCIENCES, INC.

Date: July 7, 2021	By:	/s/ Matthew C. Hill
Matthew C. Hill
Chief Financial Officer